UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) On October 18, 2021, Adtalem Global Education Inc. (“ATGE” or “the Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting that effective October 18, 2021, Mr. Robert J. Phelan, who had been serving as ATGE’s interim chief financial officer since April 2021, had been appointed ATGE’s chief financial officer.  This Current Report on Form 8-K/A supplements the prior Form 8-K in certain respects.

In connection with Mr. Phelan’s appointment as senior vice president and chief financial officer, ATGE and Mr. Phelan entered into an Employment Agreement effective October 18, 2021 (the “Employment Agreement”).  Pursuant to the Employment Agreement, Mr. Phelan will be paid (i) an annual base salary of $480,000; (ii) an annual cash bonus target opportunity equal to 80 percent of his base salary, subject to the attainment of certain performance goals established by the Compensation Committee of the ATGE Board of Directors (the “Compensation Committee”); and (iii) an annual long-term incentive equity grant, subject to the attainment of certain performance goals established by the Compensation Committee.

In addition, effective November 10, 2021, the Compensation Committee granted Mr. Phelan a one-time award of restricted stock units (“RSUs”) under the Fourth Amended and Restated Incentive Plan of 2013, with a grant date value of $500,000.  Subject to Mr. Phelan’s continued employment with ATGE, the RSUs will vest one-fourth per year over four years on each anniversary date of the grant.

The foregoing description of the Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

ATGE is also reporting new information that on November 10, 2021, the ATGE Board of Directors approved amendments to the Company’s By-Laws, effective November 10, 2021.  The Company’s By-Laws as amended and restated on November 10, 2021, are filed as Exhibit 3.1 hereto  A copy of the amended and restated By-Laws marked to show changes to the prior By-Laws is filed as Exhibit 3.2 hereto.   A summary of the changes to the Company’s By-Laws is set forth below.

Article II, Section 1 was amended to reflect that the Company’s principal office location has changed and to strike the reference to the specific street address.

Article II, Section 2 was amended to add the words “or Board Chair” when referencing who may decide the date, time, and place of a Special Meeting of Shareholders.

Article II, Section 8(a) was amended to add 5:00 p.m. Chicago time as the specific time for when a proposal or director nomination is due at the Company’s offices.

Article II, Section 8(f) was amended to permit the Company to request additional information about each director nominee submitted by a stockholder

Article II, Section 14(a) was amended to strike the reference to the “2017 annual meeting of stockholders.”  A specific time reference of 5:00 p.m. Chicago time was also added to clarify when director nomination notices must be received at the Company’s offices.

Article III, Sections 8 and 9 were amended to reflect that the Board’s organization includes a Lead Independent Director.

Article IV, Section 7 was amended to add a provision clarifying that the Secretary shall attend all Board and stockholder meetings.

Article IV, Section 14 was amended to permit the Board, the Chief Executive Officer, or the President to delegate an absent officer’s powers and duties to a director or another officer.

Article V, Section 3 was amended to permit the Secretary to prescribe certain terms regarding the manner in which a stockholder obtains a replacement stock certificate.

Article VII, Section 7 was amended to add a provision requiring plaintiffs to exclusively litigate Securities Act claims in federal court.

Article VII, Section 8 was amended to clarify that in the event of a conflict between any provision in the By-Laws and the Company’s Articles of Incorporation or any applicable law, the Articles and law would prevail.

Item 5.07              Submission of Matters to a Vote of Security Holders.

ATGE is also reporting new information that on November 10, 2021, the Company held its annual meeting of shareholders.  The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Adtalem’s annual meeting of shareholders.

1.	Election of Directors: Our shareholders elected the following nine directors to serve until the 2022 Annual Meeting of Shareholders or until his or her successor has been duly elected and qualified.

DIRECTOR	FOR	WITHHELD	BROKER NON- VOTE
Stephen W. Beard	44,308,331	304,628	1,998,470
William W. Burke	43,444,395	1,168,564	1,998,470
Charles DeShazer	43,455,962	1,156,997	1,998,470
Mayur Gupta	43,584,301	1,028,658	1,998,470
Donna J. Hrinak	43,585,707	1,226,472	1,998,470
Georgette Kiser	43,386,487	1,226,472	1,998,470
Lyle Logan	40,521,243	4,091,716	1,998,470
Michael W. Malafronte	44,060,634	552,325	1,998,470
Sharon L. O’Keefe	43,586,773	1,026,186	1,998,470
Kenneth J. Phelan	43,583,594	1,029,365	1,998,470
Lisa W. Wardell	42,714,726	1,898,233	1,998,470

2.	Ratification of the selection of PricewaterhouseCoopers LLP as Adtalem’s independent registered public accounting firm for 2022. Our shareholders approved this proposal.

FOR	AGAINST	ABSTAIN
43,582,198	3,013,830	15,401

3.	An advisory vote on the compensation of Adtalem’s named executive officers. Our shareholders approved this proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
40,271,690	4,327,359	13,910	1,998,470

Item 9.01            Financial Statements and Exhibits

3.1	Amended and Restated By-Laws of Adtalem Global Education Inc., as amended November 10, 2021

3.2	Amended and Restated By-Laws of Adtalem Global Education Inc., as amended November 10, 2021, marked to show changes to By-Laws as amended and restated on May 23, 2017

10.1	Executive Employment Agreement effective October 18, 2021, between Adtalem Global Education Inc. and Robert J. Phelan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION
INC.

	By:	/s/ Douglas G. Beck
Douglas G. Beck
Senior Vice President, General
Counsel and Corporate Secretary
Date: November 15, 2021